Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                       18 U.S.C. SECTION 1350, AS ADOPTED
                         PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


         In connection with the quarterly report of TrimFast Group, Inc. (the "Company") on Form 10-QSB for the period ended as of March 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report") the undersigned in the capacity and on the date indicated below, hereby certifies that pursuant to 18 USC Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that to his knowledge:

         1. The Registrant fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and the information contained in this Report presents in al material respects, the financial conditions and results of operations of the Company.

Dated:   March 12,  2004
/s/ Michael Magno
Michael Magno
Chief Executive Officer/President
TrimFast Group, Inc.